EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

FOR IMMEDIATE DISTRIBUTION

PERFICIENT REPORTS FOURTH QUARTER AND FULL YEAR 2013 RESULTS
Quarterly services revenues up 20%, net income up 26%;
 Provides 2014 Revenue Guidance of $430 to $450 Million and Adjusted Earnings Per Share Range of $1.26 to $1.36

SAINT LOUIS (March 6, 2014) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter and year ended December 31, 2013.

Financial Highlights

For the quarter ended December 31, 2013:
·	Revenue increased 17% to $97.5 million from $83.1 million for the fourth quarter 2012;
·	Services revenue increased 20% to $86.0 million from $71.8 million for the fourth quarter 2012;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.30 from $0.23 for the fourth quarter 2012;

·	Earnings per share results on a fully diluted basis increased to $0.17 from $0.14 for the fourth quarter 2012;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $15.7 million from $12.6 million for the fourth quarter 2012;
·	Net income increased 26% to $5.5 million from $4.4 million for the fourth quarter 2012; and
·	Perficient repurchased 152,000 shares of its common stock at a cost of $3.0 million.

For the year ended December 31, 2013:
·	Revenue increased 14% to $373.3 million from $327.1 million for 2012;
·	Services revenue increased 14% to $326.6 million from $286.5 million for 2012;
·	Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $1.11 from $0.92 for 2012;
·	Earnings per share results on a fully diluted basis increased to $0.67 from $0.52 for 2012;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $56.6 million from $48.2 million for 2012;
·	Net income increased 33% to $21.4 million from $16.1 million for 2012; and
·	Perficient repurchased 1,313,000 shares of its common stock at a cost of $18.1 million.

"Perficient has significant momentum in the market as 2014 gets underway," said Jeffrey Davis, chief executive officer and president. "We continue to build our portfolio, grow our client roster and take share from competitors large and small incapable of delivering the value we do because they possess neither the breadth nor the depth we offer enterprise customers."

"Increasing average bill rates are driving margin expansion and we expect that trend to continue in 2014," said Paul Martin, chief financial officer. "We're well positioned for another year of solid revenue and earnings growth."

Other Highlights
Among other recent achievements, Perficient:

·
Completed the acquisition of ForwardThink Group Inc. on February 10, 2014, a $30 million annual services revenue management and technology consulting firm focused on the financial services industry. ForwardThink Group Inc. expands Perficient's financial services vertical, deepening Perficient's business process improvement, payments, finance transformation and risk management offerings;

·
Was awarded the 2014 IBM Collaboration Solution Award for Best Digital Experience for Perficient's commitment to investing in digital experience solutions for clients, helping them create and deliver customer experiences that are engaging and interactive; and

·
Added new customer relationships and follow-up projects with leading companies including:  Alliance Coal, Amway, Best Buy, Ceridian, Cheneire Energy, Memorial Hermann, New York Home Health Care, Oklahoma Gas and Electric, Plantronics, and many others.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its first quarter 2014 services and software revenue, including reimbursed expenses, to be in the range of $97.0 million to $104.2 million, comprised of $91.5 million to $96.2 million of revenue from services including reimbursed expenses and $5.5 million to $8.0 million of revenue from sales of software. The midpoint of first quarter 2014 services revenue guidance represents growth of 22% over first quarter 2013 services revenue.

Perficient is issuing full year revenue guidance range of $430 million to $450 million and an adjusted earnings per share guidance range of $1.26 to $1.36 for 2014.

Conference Call Details
Perficient will host a conference call regarding fourth quarter and full year 2013 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Fourth Quarter and Full Year 2013 Results
WHEN: Thursday, March 6, 2014, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 800-299-9630 (U.S. and Canada) 617-786-2904 (International)
PARTICIPANT PASSCODE: 15446734
REPLAY TIMES: Thursday, March 6, 2014, at 2 p.m. Eastern, through Thursday, March 13, 2014
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 68588636

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000® and enterprise customers throughout North America. Perficient's professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market, is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a Microsoft National Systems Integrator and Gold Certified Partner, an Oracle Platinum Partner, a Gold Salesforce.com Cloud Alliance Partner, a TeamTIBCO partner, and an EMC Select Services Team Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
 Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2014.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The "forward-looking" information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2013 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
 (3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings; and
h)	risk of loss of one or more significant software vendors;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
 (6)    the risks detailed from time to time with our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Revenues
Services	$86,040	$71,755	$326,589	$286,548
Software and hardware	7,055	8,066	30,224	25,188
Reimbursable expenses	4,370	3,307	16,512	15,360
Total revenues	97,465	83,128	373,325	327,096

Cost of revenues
Project personnel costs	52,026	45,220	199,664	180,092
Software and hardware costs	6,177	6,982	26,648	21,536
Reimbursable expenses	4,370	3,307	16,512	15,360
Other project related expenses	895	1,090	4,169	4,078
Stock compensation	873	757	3,233	2,627
Total cost of revenues	64,341	57,356	250,226	223,693

Gross margin	33,124	25,772	123,099	103,403

Selling, general and administrative	18,329	13,943	69,706	57,838
Stock compensation	2,019	1,845	7,895	7,015
	12,776	9,984	45,498	38,550

Depreciation	928	661	3,262	2,251
Amortization	2,224	2,163	7,974	7,827
Acquisition costs	854	40	2,297	1,871
Adjustment to fair value of contingent consideration	184	82	287	517
Income from operations	8,586	7,038	31,678	26,084

Net interest expense	(138)	(12)	(293)	(143)
Net other income (expense)	142	(5)	112	44
Income before income taxes	8,590	7,021	31,497	25,985
Provision for income taxes	3,077	2,645	10,065	9,878
Net income	$5,513	$4,376	$21,432	$16,107

Basic earnings per share	$0.18	$0.14	$0.71	$0.54
Diluted earnings per share	$0.17	$0.14	$0.67	$0.52

Shares used in computing basic earnings per share	30,314	30,326	30,294	29,536
Shares used in computing diluted earnings per share	32,155	31,811	31,808	31,086

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	December 31,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$7,018	$5,813
Accounts receivable, net	78,887	69,662
Prepaid expenses	2,569	1,649
Other current assets	6,759	3,717
Total current assets	95,233	80,841
Property and equipment, net	7,709	4,398
Goodwill	193,510	160,936
Intangible assets, net	25,487	17,350
Other non-current assets	3,810	3,669
Total assets	$325,749	$267,194

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,667	$7,959
Other current liabilities	30,298	20,605
Total current liabilities	37,965	28,564
Long-term debt	19,000	2,800
Other non-current liabilities	9,294	1,417
Total liabilities	66,259	32,781

Stockholders' equity:
Common stock	41	39
Additional paid-in capital	297,997	276,201
Accumulated other comprehensive loss	(378)	(306)
Treasury stock	(81,051)	(62,970)
Retained earnings	42,881	21,449
Total stockholders' equity	259,490	234,413
Total liabilities and stockholders' equity	$325,749	$267,194

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.
Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
GAAP Net Income	$5,513	$4,376	$21,432	$16,107
Additions:
Provision for income taxes	3,077	2,645	10,065	9,878
Amortization	2,224	2,163	7,974	7,827
Acquisition costs	854	40	2,297	1,871
Adjustment to fair value of contingent consideration	184	82	287	517
Stock compensation	2,892	2,602	11,128	9,642
Adjusted Net Income Before Tax	14,744	11,908	53,183	45,842
Adjusted income tax (1)	5,205	4,549	17,923	17,237
Adjusted Net Income	$9,539	$7,359	$35,260	$28,605

GAAP Earnings Per Share (diluted)	$0.17	$0.14	$0.67	$0.52
Adjusted Earnings Per Share (diluted)	$0.30	$0.23	$1.11	$0.92
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	32,155	31,811	31,808	31,086

(1) The estimated adjusted effective tax rate of 35.3% and 38.2% for the three months ended December 31, 2013 and 2012, respectively, and 33.7% and 37.6% for the year ended December 31, 2013 and 2012, has been used to calculate the provision for income taxes for non-GAAP purposes

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
GAAP Net Income	$5,513	$4,376	$21,432	$16,107
Additions:
Provision for income taxes	3,077	2,645	10,065	9,878
Net interest expense	138	12	293	143
Net other expense (income)	(142)	5	(112)	(44)
Depreciation	928	661	3,262	2,251
Amortization	2,224	2,163	7,974	7,827
Acquisition costs	854	40	2,297	1,871
Adjustment to fair value of contingent consideration	184	82	287	517
Stock compensation	2,892	2,602	11,128	9,642
EBITDAS (1)	$15,668	$12,586	$56,626	$48,192
(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.